

Two Harbors Investment Corp.

November 3, 2011

2011 Third Quarter Earnings Call

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Strong Underlying Performance Despite Macro Environment

TWO Harbors' Performance

- Strong underlying performance of portfolio
- Managed portfolio well, despite macro conditions
- Completed an accretive secondary stock offering of 48.3 million shares for net proceeds of approximately $484 million

Macro Events Created Uncertainty

- Ongoing European and U.S. debt crisis
- S&P downgrade to U.S. credit rating
- Fed's pledge to keep interest rates near zero until 2013
- Operation Twist

Securitization Program On-Track

We are continuing to make progress on our securitization program in partnership with Barclays.

- We believe the securitization program:
  - Provides business diversification; and
  - Leverages our strength of credit expertise.
- At this time, we:
  - Continue to build out infrastructure; and
  - Gain traction on signing up originators.
- We don't expect the securitization program will have a material impact on our 2011 results.

SEC Concept Release Update

- On August 31, 2011, the SEC issued a Concept Release regarding the application of the Investment Company Act of 1940 to mortgage REITs, such as Two Harbors. Among the matters the SEC intends to review is the scope of the exemption that applies to such REITs under section 3(c)(5)(C) of the 1940 Investment Company Act.
- We plan to submit a response to the SEC by the November 7th deadline.
- Although it has created some uncertainty, we anticipate that it will take time for this matter to play out.

Financial Summary

Financial Highlights

- Core Earnings[1] increased by $20 million on a sequential basis to $52 million, or $0.40 per weighted average share.
  - Repositioned portfolio in response to market environment
  - Higher asset base due to secondary offerings
- Achieved Adjusted GAAP Earnings[2] of $0.55 per diluted weighted share, or 22% ROAE[3], reflecting Core Earnings performance and unrealized gains on hedging.

Core Earnings[1]



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.35
$0.36
$0.32
$0.41
$0.40
$9,020
$9,883
$14,767
$31,411
$51,801
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Core Earnings ($K)
Core EPS

Adjusted GAAP Earnings[2]



$80,000
$60,000
$40,000
$20,000
$-
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.39
$0.41
$0.39
$0.47
$0.55
$10,240
$11,204
$17,875
$36,055
$71,259
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Adjusted GAAP ($K)
Adjusted GAAP EPS

(1) Core Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding impairment losses, gains or losses on sales of securities and termination of interest rate swaps, unrealized gains or losses on trading securities, interest rate swaps and swaptions, certain gains or losses on derivative instruments and non-recurring business combination expenses. As defined, Core Earnings includes interest income associated with the company's inverse interest-only securities ("Agency IIO derivatives") and premium income on credit default swaps.

(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

(3) "ROAE" means return on average equity.

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Operating Performance

Comprehensive Income (Loss)



$40,000
$20,000
$-
$(20,000)
40.7%
35.2%
27.9%
7.0%
-5.6%
$24,109
$23,028
$31,492
$13,530
$-17,964
35.0%
15.0%
-5.0%
-25.0%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Comprehensive Income (Loss) ($K)
Comprehensive Income (Loss) ROAE (%)

Book Value



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$9.24
$9.44
$9.90
$9.73
$9.30
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Book Value per Share

Dividends[1]



$0.50
$0.40
$0.30
$0.20
$0.10
$-
17.3%
16.3%
15.3%
14.9%
18.1%
$0.39
$0.40
$0.40
$0.40
$0.40
20.0%
15.0%
10.0%
5.0%
0.0%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Dividend per Share
Dividend Yield (%)

Expense Ratio



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.0%
1.9%
1.3%
1.1%
0.9%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Expenses as % of Average Equity

(1) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

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Market and Portfolio Summary

Portfolio Highlights

- Focused on non-Agency sector for July capital raise – bonds purchased have an anticipated yield around 10%
- Maintain opportunistic stance towards non-Agency sector
- Repositioned Agency portfolio for additional prepayment protection in low interest rate environment and in anticipation of potential government refinance actions

Annualized Yields by Portfolio[1]



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
-
10.4%
11.4%
9.7%
8.8%
9.8%
5.9%
5.8%
5.2%
5.4%
5.5%
4.3%
3.8%
3.9%
4.7%
4.3%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Agency RMBS
Non-Agency RMBS
Aggregate Portfolio

Net Interest Spread[3]

Three Months Ended	September 30, 2011			June 30, 2011		
	Agency	Non-Agency	Aggregate Portfolio	Agency	Non-Agency	Aggregate Portfolio
Annualized Yield	4.3%	9.8%	5.5%	4.7%	8.8%	5.4%
Cost of repurchase agreements	(0.3%)	(2.1%)	(0.6%)	(0.3%)	(2.0%)	(0.5%)
Cost of interest rate swaps	(0.8%)	-	(0.7%)	(0.9%)	-	(0.8%)
Cost of financing	(1.1%)	(2.1%)	(1.3%)	(1.2%)	(2.0%)	(1.3%)
Net interest spread	3.2%	7.7%	4.2%	3.5%	6.8%	4.1%

Benchmark Indices[2]

Sector	Q3-2011
Agency Strategy: Barclays US MBS Fixed Rate Index vs. 4-year swaps at 6:1 leverage	(3.1%)
Credit: High Yield 16	(9.8%)
Credit: ABX 06-2 AAA	(13.9%)
Equity: SPX	(14.3%)
Two Harbors' Total Equity Return	**(0.3%)**

(1) Respective yields include IIOs accounted for as derivatives.
(2) Source for benchmark indices: Bloomberg. Two Harbors' total return represents the sum of the change in book value during the quarter and the dividend declared divided by the beginning book value.
(3) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread

TWO HARBORS

RMBS Portfolio Composition

Portfolio Composition

As of September 30, 2011
$6.6B RMBS Portfolio
$ Millions



Hybrid ARMs $239
Mezzanine $261
Senior $995
IOs and IIOs[1] $251
Other-Fixed $339
HECM $928
15-Year Fixed $786
30-Year Fixed $2,774
Agency Bonds $5.3B
Non-Agency Bonds $1.3B

Implicit or Explicit Pre-payment Protection

Agency: Vintage & Prepayment Protection	Q2-2011	Q3-2011
Lower loan balances[2]	26%	55%
GNMA HECM pools	18%	18%
Seasoned (2005 and prior vintages)	14%	10%
Prepayment protected	6%	6%
High LTV[3]	14%	4%
2006 & subsequent vintages – Discount	16%	3%
2006 & subsequent vintages – Premium and IOs	6%	4%

Non-Agency: Loan Type	Q2-2011	Q3-2011
Sub-Prime	55%	75%
Option-ARM	32%	18%
Alt-A	11%	6%
Prime	2%	1%

(1) Interest-only securities ("IOs") and IIOs accounted for as derivatives of $138 million as of June 30, 2011 and $160 million as of September 30, 2011.
(2) Securities collateralized by loans of less than or equal to $175K.
(3) Securities collateralized by loans with greater than or equal to 80% loan-to-value.

Key Portfolio Metrics

Portfolio Metrics

- Continue to realize low and stable CPRs
- Decreased non-Agency weighted average cost basis from $59.3 to $55.8
- Targeted debt-to-equity ratios:
  - Agency: 6-7x
  - Non-Agency: 1.0-1.5x

Portfolio Metrics		Q2-2011	Q3-2011
Agency	Weighted average 3-month CPR	5.0%	5.0%
	Weighted average cost basis	$105.1	$106.3
Non-Agency	Weighted average 3-month CPR	3.0%	2.4%
	Weighted average cost basis	$59.3	$55.8
Change in equity value for +/-100bps change in interest rates[1]		6.7%	4.3%
Debt-to-Equity[2]		4.2x	4.4x

Hedging

- Maintained low interest rate exposure
- Average pay rate on swaps of only 1.017%
- Optional protection still in place - greatly reduced premium at risk

Financing

- Maturities over 90 days represented 36% of total RMBS borrowings
- Increased interest rate swap – U.S. Treasuries position to $1.5 billion to hedge funding costs

(1) Represents range of the percentage change in equity value for +/-100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.
(2) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency IIO derivatives divided by total equity. If the open trade positions had settled as of June 30, 2011, the debt-to-equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

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Interest Rate Hedging Strategy

Hedging seeks to preserve book value in the event of significant interest rate movements

- Agency – hedge interest rate exposure. Hedging tools include interest rate swaps, swaptions, TBAs, IOs and IIOs.
- Non-Agency – credit performance exposure. Interest rate hedging is not used on the non-Agency book

Swaptions provide "optional protection"

- A swaption is an option to enter into an interest rate swap
- More hedged when interest rates rise, less hedged when rates fall
- Loss is limited to the cost of purchasing the swaption

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Non-Agency Opportunity

Cheap Asset Class Both on Absolute and Relative Basis



ABX and HY CDX
$105
$95
$85
$75
$65
$55
$45
$35
$25
SPX
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
SPX: 39%
HY CDX: 17%
ABX: -13%[1]
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011

- Double-digit loss adjusted yields
- Assumptions continue to be draconian
- Technicals outweigh fundamentals
- Underlying loan performance improving
- Servicers' action to ultimately benefit bond holders

(1) ABX index represents ABX 06-2 AAA

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Appendix

Operating Performance

Operating Performance (In millions, except for per share amounts)		**Core Earnings**		**Realized Gains**		**Unrealized MTM**		**Q2-2011 Financials**		**Core Earnings**		**Realized Gains**		**Unrealized MTM**		**Q3-2011 Financials**
Interest income	$	40.8	$	-	$	-	$	40.8	$	67.7	$	-	$	-	$	67.7
Interest expense		3.9		-		-		3.9		7.2		-		-		7.2
Net interest income		36.9		-		-		36.9		60.5		-		-		60.5
Net other-than-temporary impairment losses		-		-		(0.3)		(0.3)		-		-		(0.4)		(0.4)
Gain on sale of investment securities, net		-		1.3		1.9		3.2		-		27.7		3.7		31.4
Gain (loss) on interest rate swap and swaptions[1]		(7.1)		(1.5)		(42.2)		(50.8)		(8.3)		(17.8)		(13.2)		(39.3)
Gain (loss) on other derivative instruments		6.5		(0.6)		3.9		9.8		7.0		1.1		14.3		22.4
Total other income		(0.6)		(0.8)		(36.4)		(37.8)		(1.3)		11.0		4.8		14.5
Management fees & Other operating expenses		4.9		-		-		4.9		7.6		-		-		7.6
Net income (loss) before income taxes		31.4		(0.8)		(36.7)		(6.1)		51.6		11.0		1.4		64.0
Income tax (expense) benefit		-		0.3		4.8		5.1		0.2		(1.2)		(8.4)		(9.4)
Net income (loss)	**$**	**31.4**	**$**	**(0.5)**	**$**	**(31.9)**	**$**	**(1.0)**	**$**	**51.8**	**$**	**9.8**	**$**	**(7.0)**	**$**	**54.6**
Basic and diluted weighted average EPS	$	0.41	$	(0.01)	$	(0.41)	$	(0.01)	$	0.40	$	0.07	$	(0.05)	$	0.42
Supplemental data:																
Unrealized gains / (losses) on interest rate swaps and swaptions							$	(41.0)							$	(20.2)
Income Benefit (Expense)								3.9								3.6
Total							**$**	**(37.1)**							**$**	**(16.6)**

(1) Third Quarter 2011 loss on interest rate swap agreements of $8.3 million includes $0.5 million in interest costs for swaps associated with U.S. Treasuries and TBA contracts.

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Change in Stockholders' Equity

Change in Stockholders' Equity (In millions, except for per share amounts)		**Q2-2011 Book Value**		**Q2-2011 Book Value per Share (diluted basis)[1]**		**Q3-2011 Book Value**		**Q3-2011 Book Value per Share (diluted basis)[1]**
Beginning stockholders' equity	$	685.6	$	9.90	$	897.6	$	9.73
Net proceeds from common stock issuance		235.3		0.08		483.7		0.10
GAAP Net Income:								
Core Earnings, net of tax benefit of $0.3 million		31.4		0.34		51.8		0.37
Realized gains and losses, net of tax expense of $1.2 million		(0.5)		(0.01)		9.8		0.07
Unrealized mark-to-market gains and losses, net of tax expense of $8.5 million		(31.9)		(0.34)		(7.0)		(0.05)
Other Comprehensive Income (Loss), net of tax		14.5		0.16		(72.6)		(0.52)
Dividend declaration		(36.9)		(0.40)		(56.2)		(0.40)
Other		0.1		-		-		-
Ending stockholders' equity	$	**897.6**	$	**9.73**		**1,307.1**	$	**9.30**

(1) Diluted shares outstanding at end of period are used as the denominator for the change in book value per share calculation. If the open trade positions had settled as of June 30, 2011, the debt-to-equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

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Portfolio Metrics

Portfolio Yields and Metrics

Portfolio Yield	Realized Q2-2011	At Jun. 30, 2011	Realized Q3-2011	At Sept. 30, 2011
Annualized yield[1]	5.4%	4.8%	5.5%	4.7%
Agency	4.7%	3.9%	4.3%	3.4%
Non-Agency	8.8%	9.2%	9.8%	9.6%
Cost of financing[2]	1.3%	1.3%	1.3%	1.3%
Net interest spread	4.1%	3.5%	4.2%	3.4%

Portfolio Metrics		Q2-2011	Q3-2011
Agency	Weighted average 3-month CPR	5.0%	5.0%
	Weighted average cost basis	$105.1	$106.3
Non-Agency	Weighted average 3-month CPR	3.0%	2.4%
	Weighted average cost basis	$59.3	$55.8
Change in equity value for +/- 100bps change in interest rates[3]		6.7%	4.3%
Debt-to-Equity[4]		4.2x	4.4x

Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
9.7%
8.0%
6.3%
5.0%
5.0%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Agency RMBS CPR

Non-Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.9%
4.0%
3.4%
3.0%
2.4%
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Non-Agency RMBS CPR

(1) Annualized yield includes impact of IIOs accounted for as derivatives. Interest income on IIOs was $6.2 million and $8.2 million for the second and third quarter of 2011, contributing an additional 0.6% and 0.4% in interest yield, respectively.
(2) Cost of financing RMBS includes interest spread expense associated with the portfolio's interest rate swaps of $6.4 million and $7.8 million for the second and third quarters of 2011, respectively. Interest spread expense increased cost of financing RMBS by 0.8% and 0.7% for the second and third quarter of 2011, respectively.
(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.
(4) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency IIO derivatives divided by total equity. If the open trade positions had settled as of June 30, 2011, the debt-to-equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

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Financing and Hedging Strategy

Interest Rate Swaps[1]

	September 30, 2011			
Swaps Maturities	Notional Amounts ($K)	Average Fixed Pay Rate	Average Receive Rate	Average Maturity (Years)
2012	25,000	0.868%	0.295%	1.23
2013	1,275,000	0.795%	0.292%	1.63
2014	1,275,000	0.670%	0.355%	2.97
2015	820,000	1.575%	0.299%	3.77
2016	240,000	2.156%	0.276%	4.57
	3,635,000	1.017%	0.315%	2.77

Financing

Repurchase Agreements: RMBS and Agency Derivatives[2]	September 30, 2011 Amount ($M)	Percent (%)
Within 30 days	$1,582	27%
30 to 59 days	1,308	23%
60 to 89 days	804	14%
90 to 119 days	678	12%
Over 120 days	1,399	24%
	$5,771	

Interest Rate Swaptions

September 30, 2011

	Option				Underlying Swap			
Swaption	Expiration	Cost ($K)	Fair Value ($K)	Average Months to Expiration	Notional Amount ($K)	Average Fixed Pay Rate	Average Receive Rate	Average Term (Years)
Payer	< 6 Months	$10,511	$97	5.30	575,000	3.18%	3M Libor	4.65
Payer	≥ 6 Months	14,646	2,749	11.65	1,875,000	3.09%	3M Libor	4.04
Total Payer		$25,157	$2,846	11.60	2,450,000	3.11%	3M Libor	4.18

(1) Notional amounts do not include $1.8 billion of notional interest rate swaps economically hedging our trading securities and $0.3 billion of notional interest rate swaps to hedge mortgage basis widening in combination with TBA contracts.
(2) Does not include repurchase agreements collateralized by U.S. Treasuries of $1.5 billion as of September 30, 2011.

Agency Securities

		Par Value ($K)		Market Value ($K)	% of Agency Portfolio		Amortized Cost Basis ($K)	Weighted Average Cost	Weighted Average Age (Months)
30-Year Mortgages									
≤ 4.5%	$	1,360,328	$	1,448,336	27.3%	$	1,445,039	4.2%	8
5.0-6.0%		1,087,362		1,187,283	22.3%		1,177,874	5.4%	25
≥ 6.5%		122,013		138,721	2.6%		137,987	7.2%	108
	$	2,569,703	$	2,774,340	52.2%	$	2,760,900	4.9%	21
15-Year Mortgages									
≤ 4.0%	$	744,587	$	772,566	14.5%	$	736,391	3.3%	11
≥ 4.5%		11,894		13,718	0.3%		13,326	6.9%	127
	$	756,481	$	786,284	14.8%	$	749,717	3.3%	13
HECM Pools	$	848,028	$	927,754	17.4%	$	914,597	4.8%	4
Hybrid ARMs		223,999		239,229	4.5%		235,747	4.1%	85
Other-Fixed		306,736		338,913	6.4%		326,586	5.0%	50
IOs and IIOs[1]		2,321,563		250,648	4.7%		275,108	5.3%	65
Total[1]	$	7,026,510	$	5,317,168	100.0%		5,262,655	4.6%	23

(1) IOs and Agency IIO derivatives of $138 million as of June 30, 2011 and $160 million as of September 30, 2011.

TWO HARBORS